Exhibit 99.4

DEBTOR:	PRB Gathering, Inc.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	08-12663 ABC

Form 2-A

COVER SHEET

For Period Ending _March 31, 2008

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each	has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:	Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document	Previously
Attached	Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	4.8.08	Print Name:	W.F.Hayworth

		Signature:	/s/ W.F.Hayworth

		Title:	President & CEO

Rev. 01/01/08

DEBTOR:	PRB Gathering, Inc.	CASE NO:	08-12663 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	3/6/2008 0:00	to	3/31/2008 0:00

CASH FLOW SUMMARY		Current
		Month		Accumulated

1.	Beginning Cash Balance	$(842.26	) (1)	$(842.26	) (1)

2.	Cash Receipts
	Operations	99,517.35		99,517.35
	Sale of Assets	0.00		0.00
	Loans/advances	0.00		0.00
	Other	0.00		0.00

	Total Cash Receipts	$99,517.35		$99,517.35

3.	Cash Disbursements
	Operations	0.00		0.00
	Debt Service/Secured loan payment	0.00		0.00
	Professional fees/U.S. Trustee fees	0.00		0.00
	Other	0.00		0.00

	Total Cash Disbursements	$0.00		$0.00

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	99,517.35		99,517.35

5	Ending Cash Balance (to Form 2-C)	$98,675.09	(2)	$98,675.09	(2)

CASH BALANCE SUMMARY		Book
	Financial Institution	Balance

Petty Cash		$0.00

DIP Operating Account	Colorado State Bank	99,517.35

DIP State Tax Account		0.00

DIP Payroll Account		0.00

Other Operating Account	Colorado State Bank	(842.26)

Other Interest-bearing Account		0.00

TOTAL (must agree with Ending Cash Balance above)		$98,675.09	(2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.	Page 1 of 3
(2) All cash balances should be the same.	Rev. 01/01/08

DEBTOR:	PRB Gathering, Inc.	CASE NO:	08-12663 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period 3/6/08 to 3/31/08

CASH RECEIPTS DETAIL	Account No:	8092000493

(attach additional sheets as necessary)

Date	Payer	Description	Amount
		$
3/28/2008 0:00	Stormcat Energy	Feb Gathering & Jan & Feb Compression	85,138.06
3/26/2008 0:00	City of Gillette	Pre-Petition Sale of Right of Way to City of Gillette	10,000.00
3/26/2008 0:00	Hilcorp	Gathering Charges	4,379.29

		Total Cash Receipts	$99,517.35	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Page 2 of 3
Rev. 01/01/08

DEBTOR:	PRB Gathering, Inc.	CASE NO:	08-12663 ABC

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: March 6, 2008  to March 31, 2008

CASH DISBURSEMENTS DETAIL	Account No:	8092000493

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)		Amount
				$
			None		0

Total Cash Disbursements	$0	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Page 3 of 3
Rev. 01/01/08

DEBTOR:	PRB Gathering, Inc.	CASE NO:	08-12663 ABC

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: March 31	, 2008

		Current	Petition
		Month	Date (1)
ASSETS
Current Assets:
Cash (from Form 2-B, line 5)		$98,675.09	$98,675.09
Accounts Receivable (from Form 2-E) (Intercompany Payable to PRB Energy)		(7,520,375.72)	(7,520,375.72)
Receivable from Officers, Employees, Affiliates		0.00	0.00
Inventory		0.00	0.00
Other Current Assets :(List)	Prepaid Expenses (J-W Compressor Prepay)	56,078.67	56,078.67
		0.00	0.00
Total Current Assets		$(7,365,621.96)	$(7,365,621.96)

Fixed Assets:
Land		$0.00	$0.00
Building		0.00	0.00
Equipment, Furniture and Fixtures		2,220,766.51	2,220,766.51
Total Fixed Assets		2,220,766.51	2,220,766.51
Less: Accumulated Depreciation		(703,635.54)	(703,635.54)

Net Fixed Assets		$1,517,130.97	$1,517,130.97

Other Assets (List):	Long Term Prepaid Maintenance (J-W Compressor)	127,905.56	127,905.56
		0.00	0.00
TOTAL ASSETS		$(5,720,585.43)	$(5,720,585.43)

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$64,609.24	$64,609.24
Post-petition Accrued Profesional Fees (from Form 2-E)		0.00	0.00
Post-petition Taxes Payable (from Form 2-E)		4,297.64	4,297.64
Post-petition Notes Payable		0.00	0.00
Other Post-petition Payable(List):		0.00	0.00
		0.00	0.00

Total Post Petition Liabilities		$68,906.88	$68,906.88

Pre Petition Liabilities:
Secured Debt (Capital Lease on 4 J-W Compressors)		735,337.48	735,337.48
Priority Debt		0.00	0.00
Unsecured Debt		2,399,588.68	2,399,588.68

Total Pre Petition Liabilities		$3,134,926.16	$3,134,926.16

TOTAL LIABILITIES		$3,203,833.04	$3,203,833.04

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		$100.00	$100.00
Retained Earnings - Prepetition		(8,923,536.45)	(8,923,536.45)
Retained Earnings - Post-petition		(982.02)	(982.02)

TOTAL OWNERS’ EQUITY		$(8,924,418.47)	$(8,924,418.47)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$(5,720,585.43)	$(5,720,585.43)

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values	Page 1 of 1
	listed on the Debtor’s schedules.	Rev. 01/01/08

DEBTOR:	PRB Gathering, Inc.	CASE NO:	08-12663 ABC

Form 2-D
PROFIT AND LOSS STATEMENT
For Period	3/6/2008 0:00	to	3/31/2008 0:00

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$96,280.76	$0.00
Less: Discounts, Returns and Allowances	(0.00)	(0.00)

Net Operating Revenue	$96,280.76	$0.00

Cost of Goods Sold	30,215.46	0.00

Gross Profit	$66,065.30	$0.00

Operating Expenses
Officer Compensation	$0.00	$0.00
Selling, General and Administrative (J-W Capital Lease)	4,137.71	0.00
Rents and Leases	0.00	0.00
Depreciation, Depletion and Amortization	19,391.77	0.00
Other (list):	0.00	0.00
	0.00	0.00

Total Operating Expenses	$23,529.48	$0.00

Operating Income (Loss)	$42,535.82	$0.00

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0.00	$0.00
Gains (Losses) on Sale of Assets	0.00	0.00
Interest Income	0.00	0.00
Interest Expense (J-W Capital Lease)	(43,517.84)	0.00
Other Non-Operating Income	0.00	0.00

Net Non-Operating Income or (Expenses)	$(43,517.84)	$0.00

Reorganization Expenses
Legal and Professional Fees	$0.00	$0.00
Other Reorganization Expense	0.00	0.00

Total Reorganization Expenses	$0.00	$0.00

Net Income (Loss) Before Income Taxes	$(982.02)	$0.00

Federal and State Income Tax Expense (Benefit)	0.00	0.00

NET INCOME (LOSS)	$(982.02)	$0.00

(1)	Accumulated Totals include all revenue and expenses since the petition date.

Rev. 01/01/08

DEBTOR:	PRB Gathering, Inc.	CASE NO:	08-12663 ABC

Form 2-E
SUPPORTING SCHEDULES
For Period:	3/6/2008 0:00	to	3/31/2008 0:00

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount		Amount	Date	Check	Ending
	Balance (1)	Accrued		Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0.00	$0.00	#	0.00			$0.00
State	0.00	0.00	#	0.00			0.00

FICA Tax Withheld	0.00	0.00	#	0.00			0.00

Employer’s FICA Tax	0.00	0.00	#	0.00			0.00

Unemployment Tax
Federal	0.00	0.00	#	0.00			0.00
State	0.00	0.00	#	0.00			0.00

Sales, Use &
Excise Taxes	0.00	0.00	#	0.00			0.00

Property Taxes	0.00	4,297.64	#	0.00			4,297.64

Accrued Income Tax:
Federal	0.00	0.00	#	0.00			0.00
State	0.00	0.00	#	0.00			0.00
Other:	0.00	0.00	#	0.00			0.00

TOTALS	$0	$4,298	0	0			$4,298

(1)  For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
	Carrier	Amount of	Expiration	Paid
		Coverage	Date	Through
General Liability	IMA Insurance	$2,000,000	2/17/2009 0:00	$5/17/2008 0:00

Property (Fire, Theft)	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Vehicle	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): D&O Liability	IMA Insurance	$5,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): Pollution	IMA Insurance	$2,000,000	2/17/2009 0:00	$5/17/2008 0:00

Other (list): Umbrella	IMA Insurance	$1,000,000	2/17/2009 0:00	$5/17/2008 0:00

Rev. 01/01/08

DEBTOR:	PRB Gathering, Inc.	CASE NO:	08-12663 ABC

Form 2-E
SUPPORTING SCHEDULES
For Period:	March 6, 2008	to	March 31, 2008

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$9,115.12	$64,609.24
30 to 60 days	0.00	0.00
61 to 90 days	0.00	0.00
91 to 120 days	0.00	0.00
Over 120 days	0.00	0.00

Total Post Petition	9,115.12

Pre Petition Amounts (Payable to PRB Energy)	-7,529,490.84

Total Accounts Receivable	$-7,520,375.72
Less: Bad Debt Reserve	0.00
Net Accounts Receivable (to Form 2-C)	$-7,520,375.72

	Total Post Petition
	Accounts Payable	$64,609.24

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$0	$0	$0		$0
Counsel for Unsecured					0
Creditors’ Committee	0	0	0		0
Trustee’s Counsel	0	0	0		0
Accountant	0	0	0		0
Other: _______________	0	0	0		0
Total	$0	$0	$0		$0

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment		Amount
$

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner,
partner, shareholder, officer or director.	Page 2 of 2
Rev. 01/01/08

DEBTOR:	PRB Gathering, Inc.	CASE NO:	08-12663 ABC

Form 2-F
QUARTERLY FEE SUMMARY *
For the Month Ended: Mar	ch 31, 2008

		Cash		Quarterly		Date
Month	Year	Disbursements**		Fee Due	Check No.	Paid

January		$0
February		0
March	2008	0

TOTAL 1st Quarter		$0	$

April		$0
May		0
June		0

TOTAL 2nd Quarter		$0	$

July		$0
August		0
September		0

TOTAL 3rd Quarter		$0	$

October		$0
November		0
December		0

TOTAL 4th Quarter		$0	$

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

*     This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**   Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Page 1 of 1
Rev. 01/01/08